                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of Earliest Event Reported) - OCTOBER 28, 2004




                                  ALLETE, INC.
             (Exact name of Registrant as specified in its charter)

        MINNESOTA                     1-3548                      41-0418150
(State of Incorporation)    (Commission File Number)            (IRS Employer
                                                             Identification No.)

                             30 WEST SUPERIOR STREET
                          DULUTH, MINNESOTA 55802-2093
          (Address of principal executive offices, including zip code)

                                 (218) 279-5000
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE

ALLETE, Inc. (ALLETE or Company) adjusted its interactive graphic website financial information to reflect the September 20, 2004 spin-off of ADESA, Inc. (ADESA) as discontinued operations and redefined its reportable business segments. In addition, all common share and per share amounts have been adjusted for all periods to reflect ALLETE's September 20, 2004 one-for-three reverse stock split.

The following shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.


                                                                       FOR THE QUARTER ENDED
                                                           ----------------------------------------------
                                                                                                              FULL
                                                            MAR. 31     JUN. 30     SEPT. 30     DEC. 31      YEAR
--------------------------------------------------------------------------------------------------------------------
Millions Except Per Share Amounts

Operating Revenue from Continuing Operations
         2004                                                $209.8      $189.7      $183.2           -      $582.7
         2003                                                $187.4      $172.8      $170.1      $167.6      $697.9
         2002                                                $153.0      $159.2      $175.4      $161.2      $648.8
--------------------------------------------------------------------------------------------------------------------
Operating Expenses from Continuing Operations
         2004                                                $167.7      $170.4      $159.9           -      $498.0
         2003                                                $160.7      $152.4      $139.9      $148.3      $601.3
         2002                                                $132.5      $139.4      $143.1      $156.9      $571.9
--------------------------------------------------------------------------------------------------------------------
Net Income (Loss) from Continuing Operations
    Before Change in Accounting Principle
         2004                                                 $21.4        $2.4       $(0.6)          -       $23.2
         2003                                                 $11.3        $3.4       $10.9        $4.2       $29.8
         2002                                                  $8.3        $3.7       $13.9       $(1.2)      $24.7
--------------------------------------------------------------------------------------------------------------------
Net Income from Discontinued Operations
         2004                                                 $31.3       $34.3       $13.7           -       $79.3
         2003                                                 $33.0       $41.0       $36.7       $95.9      $206.6
         2002                                                 $26.9       $35.1       $31.2       $19.3      $112.5
--------------------------------------------------------------------------------------------------------------------
Net Income
         2004 <F1>                                            $44.9       $36.7       $13.1           -       $94.7
         2003                                                 $44.3       $44.4       $47.6      $100.1      $236.4
         2002                                                 $35.2       $38.8       $45.1       $18.1      $137.2
--------------------------------------------------------------------------------------------------------------------
Earnings (Loss) Per Share Diluted - Continuing Operations
     Before Change in Accounting Principle
         2004                                                 $0.76       $0.08      $(0.02)          -       $0.82
         2003                                                 $0.41       $0.12       $0.40       $0.15       $1.08
         2002                                                 $0.31       $0.13       $0.51      $(0.04)      $0.91
--------------------------------------------------------------------------------------------------------------------
Earnings Per Share Diluted - Discontinued Operations
         2004                                                 $1.10       $1.21       $0.47           -       $2.78
         2003                                                 $1.20       $1.49       $1.31       $3.44       $7.44
         2002                                                 $1.00       $1.29       $1.14       $0.70       $4.13
--------------------------------------------------------------------------------------------------------------------
Earnings Per Share Diluted
         2004 <F1>                                            $1.59       $1.29       $0.45           -       $3.33
         2003                                                 $1.61       $1.61       $1.71       $3.59       $8.52
         2002                                                 $1.31       $1.42       $1.65       $0.66       $5.04
--------------------------------------------------------------------------------------------------------------------
Total Shareholder's Equity
         2004                                              $1,504.2    $1,595.0      $662.4           -      $662.4
         2003                                              $1,279.0    $1,329.4    $1,365.8    $1,460.2    $1,460.2
         2002                                              $1,174.2    $1,210.2    $1,228.5    $1,232.4    $1,232.4
--------------------------------------------------------------------------------------------------------------------

<F1> Included  the cumulative  effect of a  change in  accounting  principle. A  $7.8 million,  or $0.27 per  share, after-tax loss was reflected  in the  first  quarter of  2004 for  the cumulative  effect  on  prior  years (to
     December 31, 2003) of  changing to  the equity  method of  accounting  for  investments  in  limited  liability companies included in ALLETE's emerging technology portfolio.

                     ALLETE Form 8-K dated October 28, 2004                    1


                                                                       FOR THE QUARTER ENDED
                                                           ----------------------------------------------
                                                                                                              FULL
                                                            MAR. 31     JUN. 30     SEPT. 30     DEC. 31      YEAR
--------------------------------------------------------------------------------------------------------------------
Millions Except Per Share Amounts

Common Shares Outstanding
         2004                                                  29.4        29.5        29.5           -        29.5
         2003                                                  28.7        28.8        28.9        29.1        29.1
         2002                                                  28.2        28.4        28.5        28.5        28.5
--------------------------------------------------------------------------------------------------------------------
Dividends Paid Per Share of Common Stock
         2004                                               $0.8475     $0.8475     $0.8475           -     $2.5425
         2003                                               $0.8475     $0.8475     $0.8475     $0.8475       $3.39
         2002                                                $0.825      $0.825      $0.825      $0.825       $3.30
--------------------------------------------------------------------------------------------------------------------

As a result of the spin-off of ADESA (the Company's Automotive Services business) in September 2004, ALLETE redefined its business into four segments. REGULATED UTILITY includes the Company's rate regulated electric, water and gas services in northeastern Minnesota and northwestern Wisconsin. NONREGULATED ENERGY OPERATIONS includes the Company's coal mining activities in North Dakota and nonregulated generation consisting primarily of generation from the Company's Taconite Harbor Energy Center in northern Minnesota and generation secured through a 15-year power purchase agreement. REAL ESTATE includes the Company's Florida real estate operations. OTHER includes the Company's telecommunications activities, investments in emerging technologies, and general corporate charges and interest not specifically related to any one business segment. General corporate charges include employee salaries and benefits as well as legal and other outside service fees. DISCONTINUED OPERATIONS includes Automotive Services that was spun off on September 20, 2004, Water Services businesses, the majority of which were sold in 2003, and spin-off costs incurred by ALLETE.


                                                                       FOR THE QUARTER ENDED
                                                           ----------------------------------------------
                                                                                                              FULL
                                                            MAR. 31     JUN. 30     SEPT. 30     DEC. 31      YEAR
--------------------------------------------------------------------------------------------------------------------
Millions

2004

Net Income (Loss)
         Regulated Utility                                    $13.9       $ 8.7       $ 9.5           -       $32.1
         Nonregulated Energy Operations                         0.4         0.7         1.5           -         2.6
         Real Estate                                           11.0         2.2         1.6           -        14.8
         Other                                                 (3.9)       (9.2)      (13.2)          -       (26.3)
--------------------------------------------------------------------------------------------------------------------
         Continuing Operations                                 21.4         2.4        (0.6)          -        23.2
         Discontinued Operations                               31.3        34.3        13.7           -        79.3
         Change in Accounting Principle                        (7.8)          -           -           -        (7.8)
--------------------------------------------------------------------------------------------------------------------
                                                              $44.9       $36.7       $13.1           -       $94.7
--------------------------------------------------------------------------------------------------------------------

2003

Net Income (Loss)
         Regulated Utility                                    $11.4       $ 6.9       $12.2      $  7.4      $ 37.9
         Nonregulated Energy Operations                         0.8        (0.4)        2.8         0.5         3.7
         Real Estate                                            4.2         5.2         1.9         2.8        14.1
         Other                                                 (5.1)       (8.3)       (6.0)       (6.5)      (25.9)
--------------------------------------------------------------------------------------------------------------------
         Continuing Operations                                 11.3         3.4        10.9         4.2        29.8
         Discontinued Operations                               33.0        41.0        36.7        95.9       206.6
--------------------------------------------------------------------------------------------------------------------
                                                              $44.3       $44.4       $47.6      $100.1      $236.4
--------------------------------------------------------------------------------------------------------------------

2                    ALLETE Form 8-K dated October 28, 2004


                                                                                            NONREGULATED
BUSINESS SEGMENTS                                                          REGULATED           ENERGY         REAL
2004                                                      CONSOLIDATED      UTILITY          OPERATIONS      ESTATE     OTHER
------------------------------------------------------------------------------------------------------------------------------
Millions

FOR THE QUARTER ENDED MARCH 31, 2004

Operating Revenue                                            $209.8          $141.4            $29.8         $27.6      $11.0
Fuel and Purchased Power                                       68.9            57.1             11.8             -          -
Operating and Other Expense                                    86.4            47.5             15.6           8.9       14.4
Depreciation Expense                                           12.4             9.9              1.8             -        0.7
------------------------------------------------------------------------------------------------------------------------------
Operating Income (Loss) from
    Continuing Operations                                      42.1            26.9              0.6          18.7       (4.1)
Interest Expense                                               (9.1)           (4.7)            (0.4)         (0.1)      (3.9)
Other Income (Expense)                                          1.0               -              0.1             -        0.9
------------------------------------------------------------------------------------------------------------------------------
Income (Loss) from Continuing Operations
    Before Income Taxes                                        34.0            22.2              0.3          18.6       (7.1)
Income Tax Expense (Benefit)                                   12.6             8.3             (0.1)          7.6       (3.2)
------------------------------------------------------------------------------------------------------------------------------
Income (Loss) from Continuing Operations
    Before Change in Accounting Principle                      21.4          $ 13.9            $ 0.4         $11.0      $(3.9)
                                                                         -----------------------------------------------------
Income from Discontinued Operations - Net of Tax               31.3
Change in Accounting Principle                                 (7.8)
--------------------------------------------------------------------
Net Income                                                   $ 44.9
--------------------------------------------------------------------


FOR THE QUARTER ENDED JUNE 30, 2004

Operating Revenue                                            $189.7          $136.8            $30.1          $6.8      $16.0
Fuel and Purchased Power                                       77.2            65.9             11.3             -          -
Operating and Other Expense                                    80.7            42.8             16.6           2.9       18.4
Depreciation Expense                                           12.5             9.9              1.9             -        0.7
------------------------------------------------------------------------------------------------------------------------------
Operating Income (Loss) from
    Continuing Operations                                      19.3            18.2              0.3           3.9       (3.1)
Interest Expense                                               (9.1)           (4.6)            (0.4)            -       (4.1)
Other Income (Expense)                                         (4.0)            0.1              0.9             -       (5.0)
------------------------------------------------------------------------------------------------------------------------------
Income (Loss) from Continuing Operations
    Before Income Taxes                                         6.2            13.7              0.8           3.9      (12.2)
Income Tax Expense (Benefit)                                    3.8             5.0              0.1           1.7       (3.0)
------------------------------------------------------------------------------------------------------------------------------
Income (Loss) from Continuing Operations                        2.4          $  8.7            $ 0.7          $2.2      $(9.2)
                                                                         -----------------------------------------------------
Income from Discontinued Operations - Net of Tax               34.3
--------------------------------------------------------------------
Net Income                                                   $ 36.7
--------------------------------------------------------------------

                     ALLETE Form 8-K dated October 28, 2004                    3


                                                                                            NONREGULATED
BUSINESS SEGMENTS                                                          REGULATED           ENERGY         REAL
2003                                                      CONSOLIDATED      UTILITY          OPERATIONS      ESTATE     OTHER
------------------------------------------------------------------------------------------------------------------------------
Millions

FOR THE QUARTER ENDED MARCH 31, 2003

Operating Revenue                                            $187.4          $133.7            $30.8         $12.6      $10.3
Fuel and Purchased Power                                       67.4            56.0             11.4             -          -
Operating and Other Expense                                    80.5            47.4             16.1           5.4       11.6
Depreciation Expense                                           12.8            10.3              1.9             -        0.6
------------------------------------------------------------------------------------------------------------------------------
Operating Income (Loss) from
    Continuing Operations                                      26.7            20.0              1.4           7.2       (1.9)
Interest Expense                                              (12.5)           (5.3)            (0.3)            -       (6.9)
Other Income (Expense)                                          4.0             4.3              0.1             -       (0.4)
------------------------------------------------------------------------------------------------------------------------------
Income (Loss) from Continuing Operations
    Before Income Taxes                                        18.2            19.0              1.2           7.2       (9.2)
Income Tax Expense (Benefit)                                    6.9             7.6              0.4           3.0       (4.1)
------------------------------------------------------------------------------------------------------------------------------
Income (Loss) from Continuing Operations                       11.3          $ 11.4            $ 0.8         $ 4.2      $(5.1)
                                                                         -----------------------------------------------------
Income from Discontinued Operations - Net of Tax               33.0
--------------------------------------------------------------------
Net Income                                                   $ 44.3
--------------------------------------------------------------------


FOR THE QUARTER ENDED JUNE 30, 2003

Operating Revenue                                            $172.8          $125.0            $24.1         $15.6      $ 8.1
Fuel and Purchased Power                                       64.9            56.8              8.1             -          -
Operating and Other Expense                                    74.5            42.2             14.9           6.4       11.0
Depreciation Expense                                           13.0            10.4              1.8           0.1        0.7
------------------------------------------------------------------------------------------------------------------------------
Operating Income (Loss) from
    Continuing Operations                                      20.4            15.6             (0.7)          9.1       (3.6)
Interest Expense                                              (12.3)           (4.9)            (0.7)         (0.1)      (6.6)
Other Income (Expense)                                         (2.1)            0.8              0.4             -       (3.3)
------------------------------------------------------------------------------------------------------------------------------
Income (Loss) from Continuing Operations
    Before Income Taxes                                         6.0            11.5             (1.0)          9.0      (13.5)
Income Tax Expense (Benefit)                                    2.6             4.6             (0.6)          3.8       (5.2)
------------------------------------------------------------------------------------------------------------------------------
Income (Loss) from Continuing Operations                        3.4          $  6.9            $(0.4)        $ 5.2      $(8.3)
                                                                         -----------------------------------------------------
Income from Discontinued Operations - Net of Tax               41.0
--------------------------------------------------------------------
Net Income                                                   $ 44.4
--------------------------------------------------------------------

4                    ALLETE Form 8-K dated October 28, 2004

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                 ALLETE, Inc.



October 28, 2004                               James K. Vizanko
                               -------------------------------------------------
                                               James K. Vizanko
                               Senior Vice President and Chief Financial Officer



                     ALLETE Form 8-K dated October 28, 2004                    5